Supplement dated July 11, 2025

to the Updating Summary Prospectuses and Prospectuses dated May 1, 2025 for:

Principal® Investment Plus Variable Annuity (For Applications Signed Before August 1, 2013)

Principal® Investment Plus Variable Annuity (For Applications Signed On or After August 1, 2013)

Issued by Principal Life Insurance Company through its Principal Life Insurance Company
Separate Account B

This supplement updates information contained in the Updating Summary Prospectuses and Prospectuses referenced above. Please retain this supplement for future reference.

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following changes are made to the list of Underlying Mutual Funds available under the Contract contained in the above-referenced appendix.

Effective July 28, 2025, the existing row for Neuberger Berman AMT Sustainable Equity – I Class Shares is replaced with the new row below to reflect a fund name change:

Type	Portfolio	Current Expenses	Average Annual Total Returns (as of 12/31/24)
	Advisor/Sub-advisor	(Net)	1 year	5 year	10 year
Large Blend	Neuberger Berman AMT Quality Equity Portfolio – I Class Shares Neuberger Berman Investment Advisers, LLC	0.89%	25.84%	13.97%	11.44%

Classification: Company Confidential